CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated May 7, 2001, which is incorporated by reference, in this Registration Statement (Form N-1A No. 33-47490) of Dreyfus New Jersey Intermediate Municipal Bond Fund.




                                                      /s/Ernst & Young LLP
                                                      ERNST & YOUNG LLP

New York, New York
July 26, 2001